UMB Scout Funds

CAPITAL PRESERVATION FUND

Annual Report   June 30, 2000

A no-load mutual fund that seeks long-term capital growth by investing in companies whose earnings or tangible assets are expected to outpace inflation.


TO THE SHAREHOLDERS

In the past year, the financial markets continued to capture the nation's fancy. The major drivers regarding financial asset prices over the last 12 months have been earnings and interest rates, as is typically the case. However, last fall we witnessed a temporary detour from the "norm" as we saw what turned out to be a speculative "bubble" being created when investors purchased anything labeled ".com." While that bubble has not burst, it is fair to say that much of the speculative "froth" has since been eliminated from asset valuation levels.

In an effort to get a handle on the economy, Alan Greenspan conducted a series of six interest rate increases designed to slow the economic environment and ease any upward pressure on inflation rates. We are beginning to see signs that the growth rate in the economy is decreasing. For the time being, it appears that Mr. Greenspan's efforts were successful.

But what about the future? Will the economy continue to slow? And if it does slow, could we slip into a recession? These are very significant questions on many investors' minds. While we do not know what the future holds, history would suggest that the economy is going to slow during the remainder of 2000. Keep in mind that historically, the Federal Reserve, currently headed by Greenspan, has had difficulty "fine tuning" the economy. It has been shown that once the economy starts to slow, keeping it out of a recessionary environment can be difficult. In our minds, recession poses a major potential risk which investors may have to wrestle with during the next 12 months.

Longer term, we continue to look at the investment landscape in a positive sense. Inflation is low, and the economy is growing nicely. As long as these two trends are at work, we believe that financial assets will generate satisfactory returns.

In closing, we at UMB Investment Advisors would like to thank you, our shareholders, for your continued support of the UMB Scout Funds. We fully understand and appreciate the trust you have placed in our hands. We will work hard to maintain that trust.

Respectfully,

/s/William B. Greiner

William B. Greiner
Executive Vice President
Chief Investment Officer
UMB Investment Advisors

Shares of the UMB Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they insured by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. These shares involve investment risks, including the possible loss of the principal invested.


TO THE SHAREHOLDERS

The UMB Scout Capital Preservation Fund closed the quarter ended June 30,
2000 at $9.59 per share and and had a total return (price change and reinvested distributions) of 3.20% for the quarter and 0.58% for the fiscal year. The Fund seeks to obtain long-term growth of capital by investing in companies whose earnings or tangible assets are expected to outpace inflation.

The Federal Reserve (Fed) has had a significant impact on the financial markets and the economy over the past year. The Fed began raising the interest rates under its control in June of 1999, and while it was increasing the cost of money on one hand, on the other it proceeded to inject large quantities of funds into the economy in an effort to stave off any Y2K mishaps. In the second half of 1999, the money supply, measured on a 13-week rate of change basis, accelerated from a 4% growth rate to over 15%. As we projected in our December 31, 1999 semiannual report, we felt once the Y2K hurdle was overcome, the Fed would become serious about correcting the growing imbalances constantly referred to by Fed Chairman Alan Greenspan. That has certainly been the case in this year's first six months, as the rate of growth of the money supply has fallen by more than 50%. Therefore, not only has the cost of money risen, the growth rate of the supply of funds has diminished, taking the steam out of the stock market and, more recently, the economy. Specifically, the NASDAQ Composite, last year's big winner and the major beneficiary of the speculative boom in new ".com" issues, was growing at a 45% rate (measured on a 13-week rate of change basis) going into year-end 1999. In this year's first six months, the NASDAQ's 13-week rate of change dropped to -25%. Likewise, the economy, as measured by retail sales, accelerated to a 4% growth rate during the period when the Fed was adding "Y2K reserves," and has since fallen into negative territory as retail sales have declined in recent months.

In preparing for the second half of 2000, we feel the bulk of the Federal Reserve's restrictive steps has already been taken. The Fed has succeeded in slowing the economy and the financial markets from their red-hot pace of 1999, thus decreasing the likelihood of further rate hikes. We are also optimistic about the fact that historically, stocks tend to perform well in the second half of an election year. We have, however, been frustrated by the lack of response in the stocks of natural resources companies during the run-up in the prices of their underlying natural resources. Specifically, over the past 12 months crude oil rose 68% and natural gas and gasoline each increased 87%, but the AMEX Oil Stock Index increased only 2%. The same is true for gold. Over the past year, the price of gold rose 10%, but the stocks of gold mining companies, as measured by the Philadelphia Stock Exchange Gold and Silver Index, actually declined by 12%.

Because of the overall lack of participation from the stock of natural resource companies, we have maintained substantial buying reserves, which we will deploy as investors begin to respond to the underlying fundamentals. It is likely that investors have been reluctant to move funds into this area fearing that the Federal Reserve's tightening would slow our economy, negatively affecting the demand for raw materials. However, with other major economies around the world on the mend, domestic slowing should be offset by increased foreign demand. Also, it is customary for a country's currency to weaken as its economy's rate of growth slows. Since most major commodities are traded in U.S. dollars, a weakening dollar should help support commodity prices. In recent months, the dollar has, in fact, begun to retreat. A continuation of this new trend would be beneficial for natural-resources based companies and likely for their stocks as well.

The Fund is currently structured with approximately 45% in equities, 25% in U.S. Treasury Inflation Indexed notes and the remainder in buying reserves to be used for additions to the equity segment.

Thank you for your investment in the UMB Scout Capital Preservation Fund. We value you as a shareholder and welcome your questions.

Sincerely,

/s/David R. Bagby, CFA

David R. Bagby, CFA
UMB Investment Advisors

CHART - HYPOTHETICAL GROWTH OF $10,000
UMB Scout Capital Preservation Fund
as of June 30, 2000

Chart - COMPARATIVE RATES OF RETURN
UMB Scout Capital Preservation Fund
as of June 30, 2000
                        Quarter      1 Year     Inception
UMB Scout Capital
  Preservation Fund      3.20%        0.58%       0.26%
Goldman Sachs
  Commodity Index*      17.94%       59.62%        N.A.
Consumer Price Index+    0.70%        3.67%        N.A.
Producer Price Index -
  Finished Goods+        0.29%        2.14%        N.A.

Inception - February 23, 1998.

Performance data contained in this report are for past periods only. Past performance is not indicative of future results. Investment return and share value will fluctuate, and redemption value may be more or less than original cost.

*Unmanaged index of stocks, bonds, commodities or mutual funds (there are no direct investments or fees in these indices).

+Index of average prices paid by various sectors of the U.S. economy, as calculated by the U.S. Department of Labor.

Chart - top ten equity holdings
UMB Scout Capital Preservation Fund

                             Market         Percent
                         Value (000's)      of Total
Helmerich & Payne, Inc.       $ 45              4%
Newmont Mining Corp.            32              3%
Newhall Land & Farming Co.      32              3%
Imperial Oil Ltd.               32              3%
Kerr-McGee Corp.                30              3%
Canadian Pacific Ltd.           26              2%
Valmont Industries, Inc.        24              2%
Barrick Gold Corp.              24              2%
Halliburton Co.                 24              2%
Union Pacific Resources         22              2%
Top Ten Equity Holdings Total:$290*            25%*

As of June 30, 2000, statement of assets. Subject to change.
*Market Values and Percents of Total are rounded; may not equal total.

Chart - fund diversification
UMB Scout Capital Preservation Fund
as of June 30, 2000

Chart - HISTORICAL PER SHARE RECORD
UMB Scout Capital Preservation Fund
                      Income &                   Cumulative**
           Net       Short-Term    Long-Term      Value Per
          Asset        Gains         Gains        Share Plus
          Value     Distribution  Distribution  Distributions
12/31/98 $8.91         0.13             -           $ 9.04
12/31/99  9.59         0.24             -             9.96
06/30/00* 9.59         0.08             -            10.04

*Six-month only. Distributions typically occur in June and December.

**Does not assume any compounding of reinvested distributions.
Table shows calendar year distributions and net asset values; may differ from fiscal year annual reports.


FINANCIAL STATEMENTS                                      JUNE 30, 2000

Statement of Net Assets

                                                              Market
  Shares   DESCRIPTION                                        Value

COMMON STOCKS - 45.4%
Consumer Staples - 1.4%
       600 Corn Products International, Inc.                $    15,900

Energy - 18.1%
       300 Baker Hughes, Inc.                                     9,600
       500 Halliburton Co.                                       23,594
     1,200 Helmerich & Payne, Inc.                               44,850
     1,300 Imperial Oil Ltd.                                     31,688
       500 Kerr-McGee Corp.                                      29,469
       200 Royal Dutch Petroleum Co.                             12,313
       200 Shell Transportation & Trading PLC                     9,988
       300 Texaco, Inc.                                          15,975
       250 USX Marathon Group                                     6,264
     1,000 Union Pacific Resources Group, Inc.                   22,000
                                                                205,741
Finance - 2.8%
     1,200 Newhall Land & Farming Co.                            31,800

Industrials - 5.9%
     1,000 Canadian Pacific Ltd.                                 26,188
     4,000 Isco, Inc.*                                           17,000
     1,200 Valmont Industries, Inc.                              23,850
                                                                 67,038
Materials - 16.3%
       900 Aracruz Celulosa S.A., Sponsored ADR                  17,381
     1,000 Asa Ltd.                                              16,125
     1,300 Barrick Gold Corp.                                    23,644
       800 Broken Hill Proprietary Company Ltd.,
             Sponsored ADR                                       19,000
       800 Georgia Pacific Corp., Timber Group                   17,300
     2,000 Homestake Mining Co.                                  13,750
       300 International Paper Co.                                8,943
     1,500 Newmont Mining Corp.                                  32,438
     2,000 Placer Dome, Inc.                                     19,125
     1,000 Wmc Limited, ADR                                      18,000
                                                                185,706
Utilities - 0.9%
       200 El Paso Energy Corp.                                  10,187

TOTAL COMMON STOCKS (Cost $497,420) - 45.4%                     516,372

   FACE                                                       Market
  AMOUNT   DESCRIPTION                                        Value

U.S. GOVERNMENT SECURITIES - 24.6%
$  180,689 U.S. Treasury Note, 3.625%, due July 15, 2002        179,446
   102,589 U.S. Treasury Note, 3.875%, due January 15, 2009     101,018

TOTAL U.S. GOVERNMENT SECURITIES (Cost $278,195) - 24.6%        280,464

REPURCHASE AGREEMENT (Cost $340,000) - 29.9%
$  340,000 Northern Trust Co., 6.40%, due July 3, 2000
             (Collateralized by U.S. Treasury Bonds,
             11.875%, due November 15, 2003)                    340,000

TOTAL INVESTMENTS (Cost $1,115,615) - 99.9%                   1,136,836

Other assets less liabilities - 0.1%                                939

TOTAL NET ASSETS - 100.0%
 (equivalent to $9.59 per share; 10,000,000 shares of
 $1.00 par value capital shares authorized;
 118,683 shares outstanding)                                $ 1,137,775

For federal income tax purposes, the identified cost of investments owned at June 30, 2000 was $1,115,616.

Net unrealized appreciation for federal income tax purposes was $21,221, which is comprised of unrealized appreciation of $72,720 and unrealized depreciation of $51,499.

*Non-income producing security

ADR - American Depository Receipt

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                                        JUNE 30, 2000

StatementS of Assets and Liabilities

ASSETS:
  Investment securities, at market value
   (identified cost $1,115,615)                              $1,136,836
  Dividends receivable                                            1,085
  Interest receivable                                             4,829
      Total assets                                            1,142,750

LIABILITIES:
  Disbursements in excess of demand deposit cash                  4,975
      Total liabilities                                           4,975
NET ASSETS                                                   $1,137,775

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                $1,147,968
  Accumulated undistributed income:
    Net investment income                                         3,986
    Net realized loss on investment transactions                (35,400)
  Net unrealized appreciation on investments                     21,221

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                  $1,137,775

Capital shares, $1.00 par value
  Authorized                                                 10,000,000

  Outstanding                                                   118,683

 NET ASSET VALUE PER SHARE                                    $    9.59

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS                             Year Ended June 30, 2000

Statements of Operations

INVESTMENT INCOME:
  Income:
    Dividends                                                 $     9,176
    Interest                                                       27,271
                                                                   36,447
  Expenses:
    Management fees                                                 8,839
      Net investment income                                        27,608
REALIZED and unrealized LOSS ON INVESTMENTS:
  Net realized loss from investment transactions                  (13,870)
  Decrease in net unrealized appreciation on investments           (1,772)
      Net realized and unrealized loss on investments             (15,642)
      Net increase in net assets resulting from operations    $    11,966

See accompanying Notes to Financial Statements.


FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                         Year Ended     Year Ended
                                                       June 30, 2000   June 30, 1999
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                                 $   27,608      $   18,585
  Net realized loss from investment activities             (13,870)        (21,530)
  Increase (decrease) in net unrealized appreciation
    on investments                                          (1,772)         50,477
    Net increase in net assets resulting from operations    11,966          47,532

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income                                    (24,748)        (19,554)
  Net realized gain from investment transactions                 -          (1,611)
    Decrease in net assets from distributions              (24,748)        (21,165)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 45,104 and 69,739
    shares sold, respectively                              427,425         645,264
  Net asset value of 1,807 and 2,296 shares issued for
    reinvestment of distributions, respectively             17,167          21,152
                                                           444,592         666,416
  Cost of 22,652 and 33,974 shares redeemed               (215,991)       (319,542)
    Net increase in net assets from
      capital share transactions                           228,601         346,874
      Net increase in net assets                           215,819         373,241

NET ASSETS:
  Beginning of year                                        921,956         548,715
  End of year (including undistributed net investment
   income of $3,986 and $2,914, respectively)           $1,137,775      $  921,956

See accompanying Notes to Financial Statements.


NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments - Common stocks traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Securities traded over-the-counter are valued at the average of the last reported bid and asked prices. Short-term obligations are valued at amortized cost, which approximates market value. Investment transactions are recorded on the trade date. Interest income is recorded daily. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis.

Federal Income Taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. At June 30, 2000, the Fund has a net capital loss carryover of $19,000 available to offset future realized capital gains and thereby reduce further taxable gains distributions.

Net investment income and net realized gains differ for financial statement and tax purposes primarily because of the deferral of wash sale losses and post-October losses.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to GAAP/tax differences in the character of income recognition.

Amortization - Discounts and premiums on securities purchased are amortized over the life of the respective securities.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES - The aggregate amounts of security transactions during the year ended June 30, 2000 (excluding repurchase agreements), were as follows:
                         Other than
                      U.S. Government      U.S. Government
                         Securities           Securities
Purchases                $213,703              $    -
Proceeds from sales       100,391                   -

3. MANAGEMENT FEES - UMB Bank, n.a. is the Fund's manager and investment advisor and provides or pays the cost of all management, supervisory and administrative services required in the normal operation of the Fund. This includes investment management; fees of the custodian, independent public accountants and legal counsel; remuneration of officers and directors; rent; and shareholder services, including maintenance of the shareholder accounting system and transfer agency. Not considered normal operating expenses and therefore payable by the Fund are taxes, interest, fees and the other charges of governments and their agencies for qualifying the fund's shares for sale, special accounting and legal fees and brokerage commissions. UMB Bank's management fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc., which serves as the Fund's underwriter and distributor.

4. REPURCHASE AGREEMENTS - Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that the collateral is sufficient to protect the Fund in the event of default by the seller.


5. SUBSEQUENT ACCOUNTING POLICY CHANGE - The Financial Accounting Standards Board ("FASB") has issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities ("SFAS 133"). This statement, as amended by SFAS No. 137, requires all derivatives to be recorded on the balance sheet date at fair value and establishes standard accounting methodologies for hedging activities. The standard will result in the recognition of offsetting changes in value or cash flows of both the hedge and the hedged item in net investment income in the same period. The statement is effective for the Fund's fiscal year ending
June 30, 2001. Because the Fund does not normally hold derivative instruments, the adoption of this statement is not expected to have a material impact on the financial statements.

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period.

                                         Years Ended June 30,  February 23, 1998
                                            2000     1999       to June 30, 1998*
Net asset value, beginning of period       $ 9.76   $ 9.74           $10.00

 Income (loss) from investment operations:
  Net investment income                      0.20     0.17             0.07
  Net realized and unrealized gain (loss)
    on securities                           (0.15)    0.08            (0.33)
 Total from investment operations            0.05     0.25            (0.26)

 Distributions from:
  Net investment income                     (0.20)   (0.21)               -
  Net realized gain on investment
    transactions                            (0.02)   (0.02)               -
 Total distributions                        (0.22)   (0.23)               -
Net asset value, end of period             $ 9.59   $ 9.76           $ 9.74

Total return                                    1%       3%              (7%)


Ratios/Supplemental Data
Net assets, end of period (in thousands)   $1,138   $  922           $  549
Ratio of expenses to average net assets      0.84%    0.83%            0.85%
Ratio of net investment income to
 average net assets                          2.62%    2.44%            3.26%
Portfolio turnover rate                        13%      95%               7%
Average commission rate                    $.0712   $.0758           $.0694

*The Fund was capitalized on January 13, 1998 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share. Initial public offering was made on February 23, 1998, at which time net asset value was $10.00 per share.

Ratios for this initial period of operation are annualized.

See accompanying Notes to Financial Statements.


INDEPENDENT ACCOUNTANTS' REPORT

To the Shareholders and Board of Directors of UMB Scout Capital Preservation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of UMB Scout Capital Preservation Fund, Inc., including the statement of net assets, as of June 30, 2000, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of June 30, 2000, by confirmation, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of UMB Scout Capital Preservation Fund, Inc., as of June 30, 2000, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.

BAIRD, KURTZ & DOBSON

Kansas City, Missouri
July 28, 2000

This report has been prepared for the information of the Shareholders of UMB Scout Capital Preservation Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other UMB Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones & Babson, Inc.


UMB Scout Funds
100% No-Load Mutual Funds
Balanced Fund
Bond Fund
Capital Preservation Fund
Equity Index Fund
Kansas Tax-Exempt Bond Fund*
Money Market Fund - Federal Portfolio
Money Market Fund - Prime Portfolio
Regional Fund
Stock Fund
Stock Select Fund
Tax-Free Money Market Fund
Technology Fund
WorldWide Fund
WorldWide Select Fund

*Available in Kansas and Missouri only.

Investment Advisors and Manager
UMB Bank, n.a., Kansas City, Missouri

Auditors
Baird, Kurtz & Dobson, Kansas City, Missouri

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
Philadelphia, Pennsylvania

Custodian
UMB Bank, n.a., Kansas City, Missouri

Underwriter, Distributor
and Transfer Agent
Jones & Babson, Inc., Kansas City, Missouri

UMB Scout Funds

P.O. Box 219757
Kansas City, MO 64121-9757

Toll Free 800-996-2862

www.umb.com

"UMB," "Scout" and the "Scout" design are registered service marks of UMB Financial Corporation.